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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.1)

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               RS INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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RS Contrarian Value Fund
RS MidCap Opportunities Fund
RS Partners Fund
RS Value + Growth Fund

March 12, 2004

A Notice of a Special Meeting of Shareholders of RS Contrarian Value Fund, RS MidCap Opportunities Fund, RS Partners Fund, and RS Value + Growth Fund, and a combined proxy statement seeking shareholder approval of (1) changes to the investment objectives of RS MidCap Opportunities Fund and RS Value + Growth Fund and changes to the investment strategies of RS Contrarian Value Fund, RS Partners Fund and RS Value + Growth Fund and (2) certain changes to the fundamental investment restrictions of RS MidCap Opportunities Fund, RS Partners Fund and RS Value + Growth Fund have been mailed to all shareholders of the above Funds as of the record date, February 24, 2004.

The meeting of shareholders is scheduled to take place Friday, April 16, 2004, at 8:30 a.m. Pacific Time.

We encourage shareholders of the Funds to read the Proxy Statement because it contains important information. You may read the Proxy Statement here on our Web site [link].

Registered (direct) shareholders may vote in one of the three following ways:

By Phone
To vote your shares by telephone, call toll-free 1-800-690-6903. You will be prompted to enter the 14-digit control number on your proxy card. Follow the simple recorded instructions using your proxy card as a guide. If you vote by phone, you do not need to return the proxy card by mail.

By Internet
To vote your shares by the Internet, contact the Fund at WWW.PROXYWEB.COM. You will be prompted to enter the 14-digit control number on your proxy card. Follow the simple instructions on the Web site, using your proxy card as a guide. If you vote by the Internet, you do not need to return the proxy card by mail.

By Mail
Complete and return the proxy card you received in the mail. Please mark, date, and sign your proxy and return it in the postage-paid envelope you received with your ballot.

Beneficial shareholders also have the option to vote by phone, Internet, or mail. However, these shareholders will have 12-digit control numbers and should follow the instructions on their ballot cards.